Criteo Announces Nomination of Ernst Teunissen to its Board of Directors
Expects to return a record $150 million of capital to shareholders in 2024
To provide Retail Media business update in fall 2024
NEW YORK – April 16, 2024 – Criteo S.A. (NASDAQ: CRTO), the commerce media company (“Criteo” or the “Company”), today announced the nomination of Ernst Teunissen to stand for election to its Board of Directors as a new independent director at Criteo’s 2024 Annual General Meeting of Shareholders (“AGM”).
Ernst Teunissen has over 30 years of experience in online advertising, global capital markets and M&A, most recently serving as Chief Financial Officer of TripAdvisor and Chief Executive of its business units Viator, TheFork and Cruise Critic. Prior to that, he was Chief Financial Officer of Cimpress, and he held senior leadership positions in the media and telecommunications investment banking groups at Morgan Stanley and Deutsche Bank.
"We are delighted to welcome Ernst to the Board of Directors and look forward to the valuable insights and experience he will bring to Criteo. Ernst has deep financial expertise, capital markets experience and strong industry leadership with a proven track record of taking action to create shareholder value,” said Rachel Picard, Chairwoman of Criteo’s Board.
Ernst Teunissen stated, “This is an exciting time to be joining Criteo’s Board. I look forward to working closely with the other directors and the management team to oversee the successful execution of the Company’s Commerce Media strategy and create shareholder value.”
Criteo also announced that James Warner has informed the Board that he has decided not to stand for reelection at the upcoming AGM. As Vice Chairman of Criteo’s Board of Directors and Chairman of the Compensation Committee, Mr. Warner helped guide Criteo from its earliest stages of growth to its transformation to become a Commerce Media powerhouse.
Ms. Picard added, “We want to express our sincere thanks to Jim for his significant contributions and dedication to Criteo during his tenure on the Board. We greatly benefited from Jim’s expertise in media and advertising, and his tremendous insights and guidance have been instrumental to advance Criteo’s strategic priorities and industry leadership.”
Megan Clarken, Chief Executive Officer of Criteo, said, “We are thrilled to welcome Ernst to the Board. We’re confident Criteo will benefit from his valuable perspectives as we continue to focus on leveraging the momentum we have achieved through our transformation.”
With the election of Ernst Teunissen at the Annual General Meeting, the Board will be comprised of eight directors, seven of which are considered independent and four of which have been added over the last five years.
Business Update
Ms. Clarken continued, “The strategy that we have been executing over the last few years has positioned Criteo as the end-to-end AdTech platform of choice in Retail and Commerce Media, and we are excited about the upside in the business. Criteo has significant momentum, including crossing $1 billion in Contribution ex-TAC for the first time and achieving an adjusted EBITDA margin of 30% in 2023.

We have also returned nearly $550 million of capital to shareholders over the past six years, and we intend to accelerate capital returns to shareholders by repurchasing a record $150 million of stock in 2024.
We also intend to provide an investor update on our Retail Media business in fall 2024 to discuss the progress we have achieved in this important part of our business and the compelling opportunities we have to drive profitable growth and enhance our position as the leading Retail Media AdTech provider. As we continue to execute the Company’s transformation, the Board and management team remain open and will continue to consider all opportunities to create further value for shareholders.”
Till Hufnagel, Partner at Petrus Advisers, a Criteo shareholder, said: “We remain enthusiastic about Criteo’s continued business momentum and shareholder value creation potential. Following our letter of February 2024, we have had very constructive discussions with the Criteo team. We believe Ernst Teunissen is a very strong addition to the Board of Directors and support his nomination. Petrus Advisers also supports Criteo’s decision to accelerate capital return and provide an investor update on its Retail Media strategy, and we appreciate the team’s commitment to consider all relevant options for the business. We remain confident that Criteo is well positioned to enhance its position as an AdTech market leader and look forward to continuing our productive relationship with the Company.”
Additional biographical information on Ernst Teunissen is included below:
Ernst Teunissen has over 30 years of experience in consumer internet, online marketplaces and advertising, global capital markets, M&A and strategy. Most recently, Mr. Teunissen served as the Chief Financial Officer of Tripadvisor, as well as Chief Executive of Viator, TheFork, and Cruise Critic, business units of TripAdvisor, where he was responsible for multiple acquisitions, investments, and joint ventures. Mr. Teunissen previously served as Executive Vice President and Chief Financial Officer of Cimpress N.V., formerly known as Vistaprint N.V., where he oversaw revenue growth from $600 million to $1.8 billion and multiple successful acquisitions. Prior to joining Cimpress, Mr. Teunissen was a Founder and Director of two corporate finance and management consulting firms. Before that, he was an investment banker in Morgan Stanley's Media and Communications Group and in Deutsche Bank’s Global Telecommunications Group. Mr. Teunissen currently serves on the Board of Directors and Audit Committee of Printful. He began his career as a strategy consultant at Monitor Company. Mr. Teunissen holds a BBA from Nijenrode University, The Netherlands School of Business, and an MBA from the University of Oregon.
The 2024 Annual General Meeting will be taking place on June 25, 2024. In addition to Ernst Teunissen, the following directors will also be standing for re-election: Megan Clarken, Marie Lalleman and Edmond Mesrobian.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements and other statements that are not historical facts and involve risks and uncertainties that could cause actual results to differ materially. Factors that might cause or contribute to such differences include, but are not limited to: failure related to our technology and our ability to innovate and respond to changes in technology, uncertainty regarding our ability to access a consistent supply of internet display advertising inventory and expand access to such inventory, including without limitation uncertainty regarding the timing and scope of proposed changes to and enhancements of the Chrome browser announced by Google, investments in new business opportunities and the timing of these investments, whether the projected benefits of acquisitions materialize as expected, uncertainty regarding international growth and expansion (including related to changes in a specific country's or region's political or economic conditions), the impact of competition, uncertainty regarding legislative, regulatory or self-regulatory developments regarding data privacy matters and the impact of efforts by other participants in our industry to comply therewith, the impact of consumer resistance to the collection and sharing of data, our ability to access data through third parties, failure to enhance our brand cost-effectively, recent growth rates not being indicative of future growth, our ability to manage growth, potential fluctuations in operating results, our ability to grow our base of clients, and the financial impact of maximizing Contribution ex-TAC, as well as risks related to future opportunities and plans, including the uncertainty of expected future financial performance and results and those risks detailed from time-to-time under the caption "Risk Factors" and elsewhere in the Company’s SEC filings and reports, including the Company’s Annual Report on Form 10-K filed with the SEC on February 23, 2024, and in subsequent Quarterly Reports on Form 10-Q as well as future filings and reports by the Company. Importantly, at this time, macro-economic conditions including inflation and rising interest rates in the U.S. have impacted Criteo's business, financial condition, cash flow and results of operations.

Except as required by law, the Company undertakes no duty or obligation to update any forward-looking statements contained in this release as a result of new information, future events, changes in expectations or otherwise.

Important Additional Information and Where to Find It

The Company plans to file proxy materials with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Company’s 2024 annual combined general meeting of shareholders (the “2024 Annual Meeting”). Prior to the 2024 Annual Meeting, Criteo will file a definitive proxy statement (the “Proxy Statement”) together with a proxy card.

SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR
SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE
WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY
WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain, free of charge, copies of the Proxy Statement, any amendments or supplements thereto and any other documents (including the proxy card) when filed by the Company with the SEC in connection with the 2024 Annual
Meeting at the SEC’s website (http://www.sec.gov) or at the Company’s website
https://criteo.investorroom.com/ or by contacting Innisfree M&A Incorporated by phone at (877) 687-1874 in the United States and at +1 (412) 232-3651 outside the United States.

Certain Information Regarding Participants

The Company, its directors and certain of its executive officers and other employees may be deemed to be participants in the solicitation of proxies from shareholders in connection with the 2024 Annual
Meeting. Additional information regarding the identity of these potential participants, none of whom own in excess of one percent (1%) of the Company’s shares, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the 2024 Annual Meeting. Information relating to the foregoing can also be found in the Company’s definitive proxy statement for its 2023 annual combined general meeting of shareholders (the “2023 Proxy Statement”), filed with the SEC on April 27, 2023. To the extent holdings of the Company’s securities by such potential participants (or the identity of such participants) have changed since the information printed in the 2023 Proxy Statement, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

About Criteo
Criteo (NASDAQ: CRTO) is the global commerce media company that enables marketers and media owners to drive better commerce outcomes. Its industry leading Commerce Media Platform connects thousands of marketers and media owners to deliver richer consumer experiences from product discovery to purchase. By powering trusted and impactful advertising, Criteo supports an open internet that encourages discovery, innovation, and choice. For more information, please visit www.criteo.com.
Contacts
Criteo Investor Relations
Melanie Dambre, m.dambre@criteo.com
Criteo Public Relations
Jessica Meyers, j.meyers@criteo.com